[Transamerica Life Insurance Company Letterhead]

March 15, 2004

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA BNY
File No. 811-08750, CIK 0000929519
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA BNY, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc., AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Janus Aspen Series, MFS® Variable Insurance TrustSM and Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 4, 2004, AEGON/Transamerica Series Fund, Inc., filed its annual report with the Commission via EDGAR (CIK: 0000778207);

•	On March 5, 2004, AIM Variable Insurance Funds filed its annual report with the Commission via EDGAR (CIK: 0000896435);

•	On March 10, 2004, AllianceBernstein Variable Products Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 0000825316);

•	On February 27, 2004, Janus Aspen Series filed its annual report with the Commission via EDGAR (CIK: 0000906185);

•	On March 5, 2004, MFS® Variable Insurance TrustSM filed its annual report with the Commission via EDGAR (CIK: 0000825316); and

Securities and Exchange Commission

March 15, 2004

•	On February 27, 2004, Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Transamerica Financial Life Insurance Company

/s/ Darin D. Smith

Darin D. Smith
Division General Counsel
Financial Markets Group